Supplement, dated January 18, 2007, to the
                        Prospectuses, dated May 1, 2006,
               of Seligman Value Fund Series, Inc. (the "Series") on behalf of each of Seligman Large-Cap Value Fund and Seligman Smaller-Cap Value Fund

The following changes are effective immediately.

Changes to Seligman Large-Cap Value Fund

The following information supersedes and replaces the first four paragraphs (excluding the definition of Value Companies in the text box) under the caption entitled "Principal Investment Strategies" which begins on page 1 of the
Prospectuses:

The Fund uses the following principal investment strategies to pursue its investment objective:

The Fund generally invests at least 80% of its net assets in the common stock of "value" companies with large market capitalization ($4 billion or more) at the time of purchase by the Fund.

The Fund uses a bottom-up stock selection approach. This means that the investment manager concentrates on individual company fundamentals, rather than on a particular industry. In selecting investments, the investment manager seeks to identify value companies that it believes display certain characteristics, including but not limited to, one or more of the following:

      o     a low price-to-earnings and/or low price-to-book ratio;

      o     positive change in senior management;

      o     positive corporate restructuring;

      o     temporary setback in price due to factors that no longer exist;

      o     a positive shift in the company's business cycle; and/or

      o a catalyst for increase in the rate of the company's earnings growth.

The Fund generally holds a small number of securities because the investment manager believes doing so allows it to adhere to its disciplined value investment approach. The investment manager maintains close contact with the management of each company in which the Fund invests or the third-party analysts covering such companies, and continually monitors Fund holdings, remaining sensitive to overvaluation and deteriorating fundamentals.

Changes to Seligman Smaller-Cap Value Fund

The following information supersedes and replaces the first four paragraphs (excluding the definition of Value Companies in the text box) under the caption entitled "Principal Investment Strategies" which begins on page 6 of the
Prospectuses:

The Fund uses the following principal investment strategies to pursue its investment objective:

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The Fund generally invests at least 80% of its net assets in the common stock of
"value" companies with smaller market capitalization ($3 billion or less) at the time of purchase by the Fund.

The Fund uses a bottom-up stock selection approach. This means that the investment manager concentrates on individual company fundamentals, rather than on a particular industry. In selecting investments, the investment manager seeks to identify value companies that it believes display certain characteristics, including but not limited to, one or more of the following:

      o     a low price-to-earnings and/or low price-to-book ratio;

      o     positive change in senior management;

      o     positive corporate restructuring;

      o     temporary setback in price due to factors that no longer exist;

      o     a positive shift in the company's business cycle; and/or

      o a catalyst for increase in the rate of the company's earnings growth.

The Fund generally holds a small number of securities because the investment manager believes doing so allows it to adhere to its disciplined value investment approach. The investment manager maintains close contact with the management of each company in which the Fund invests or the third-party analysts covering such companies, and continually monitors Fund holdings, remaining sensitive to overvaluation and deteriorating fundamentals.